1



                                                                   EXHIBIT 10.42

** CERTAIN INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST UNDER RULE 24B-2 OF THE COMMISSION.

                                   AMENDMENT 2
                                       TO
                   RESEARCH AND DEVELOPMENT SERVICES AGREEMENT


                  THIS AMENDMENT is made effective as of January 6, 2000, between LUCENT TECHNOLOGIES INC., a Delaware corporation, having its principal office at 600 Mountain Avenue, Murray Hill, New Jersey 07974 ("Lucent") and PLIANT SYSTEMS, INC. ("Pliant"), previously known as BROADBAND TECHNOLOGIES, INC. ("BBT"), a Delaware corporation, having an address at 4024 Stirrup Creek Drive, Durham, North Carolina 27709-3737, (hereinafter collectively the "Parties").

                  WHEREAS, Lucent and Pliant entered into a Manufacturing Agreement dated as of February 4, 1998;

                  WHEREAS, Lucent and Pliant entered into a Research and Development Services Agreement dated as of February 4, 1998 and amended on February 23, 1999 (hereinafter the "R&D Agreement");

                  WHEREAS, Lucent and Pliant entered into Product Letter #1 dated as of March 22, 1999 (hereinafter the "PiPON Product Letter");


                  WHEREAS, the Parties desire that their business relationship be redirected from manufacturing and focused on research and development projects in accordance with the terms and conditions set forth herein; and

                  WHEREAS, Lucent and Pliant desire that the Manufacturing Agreement and any and all amendments, modifications and revisions to the Manufacturing

Agreement and the PiPON Product Letter be terminated, rescinded and superseded by this Amendment to the R&D Agreement (hereinafter this "Amendment").

                  NOW, THEREFORE, in consideration of the covenants and other terms set forth herein, Lucent and Pliant do hereby agree as follows:

                  Section 1. Termination of Manufacturing Agreement . Subject to the terms, conditions and exceptions set forth herein, including, without limitation, the provisions of Section 4 below, Lucent and Pliant agree that the Manufacturing Agreement and any and all amendments, modifications and revisions to the Manufacturing Agreement and the PiPON Product Letter are hereby terminated. Lucent and Pliant agree that Lucent is under no further obligation to purchase Material (as that term is defined in Section 2.0 of the Manufacturing Agreement) from Pliant or to make any deficiency payments to Pliant under Section 7.0 or any other provision of the Manufacturing Agreement.

                  Section 2. Amendment to the R&D Agreement. In consideration of the cancellation of the Parties' respective obligations under the Manufacturing Agreement and PiPON Product Letter, as provided in Section 1 above, Lucent and Pliant agree as follows:

                  A.    The Projects (as such term is defined in Section 1.14 of
                    the R&D Agreement) to be completed under the R&D Agreement shall be supplemented to include any or all of the Projects described on Schedule A, which is attached hereto and incorporated herein by reference. The Parties may revise or supplement the Projects to be performed under this Amendment upon written agreement. Any Project to be undertaken in connection with this Amendment shall be subject to the requirements of Section 2.02 of the R&D Agreement pertaining to Project Letters.

                  B.    The Parties acknowledge that Project Letter No. 5 on
                    Schedule A is currently a place-holder for additional work to be performed by Pliant upon agreement of the Parties. The subject matter and scope of the Project to be performed under Project Letter No. 5 on Schedule A shall be determined by the Parties no later than June 1, 2000 and shall have a completion date no later than December 31, 2001. Lucent acknowledges that the payments listed on Schedule B for Project Letter No. 5 are to be made to Pliant even if there is no agreement as to the subject matter of Project Letter No. 5.

                  C.    Lucent shall pay Pliant for each Project in accordance
                    with the payment schedule set forth in Schedule B, which is attached hereto and incorporated herein by reference. The payment schedule set forth in Schedule B shall rescind and supersede all prior payment obligations to which the Parties have agreed in the R&D Agreement and Manufacturing Agreement as amended.

                  D.    The aggregate sum to be paid by Lucent to Pliant for any
                    and all Projects performed under this Amendment is $18.75 million (hereinafter "the Balance") plus Conversion Costs. The Parties acknowledge that $9 million of the Balance was transferred from the Manufacturing Agreement to the R&D Agreement in connection with this Amendment and $5.3 million of the Balance is attributable to work to be performed under Project Letter No. 5, which is currently undefined. The Parties agree that payment by Lucent to Pliant of the aforementioned $9 million, which is related to Project Letters No. 3, 4, and 5 and displayed on Schedule B, is a firm obligation of Lucent to Pliant which obligation is not contingent upon performance of the Projects by Pliant, and shall not be affected if any other provision of the R&D Agreement is determined to be invalid or unenforceable.


                  Section 3. Possible Modifications to Payment for Project Letter No. 5.

                          A.   If Pliant incurs Conversion Costs (as hereinafter
                             defined) as a result of terminating the existing Manufacturing Agreement and PiPON Product Letter, Lucent agrees to reimburse such reasonable Conversion Costs up to a maximum of $1.1 million for Project Letters No. 1, Phase 3; Project Letter No. 3; and Project Letter No. 4. Conversion Costs for the aforementioned Projects and for Project Letter No. 5 are dependent on the scope of the Project and will be mutually agreed by the Parties as the Project Letters are executed. All Conversion Costs to be reimbursed by Lucent shall be identified in the respective Project Letter and added to the payment owed for that Project. All Conversion Costs are payable to Pliant by Lucent by December 31, 2001.

                             Reimbursement of Conversion Costs shall be conditioned upon Lucent's receipt of satisfactory documentation of Pliant's actual costs. "Conversion Costs" means incremental cost/expense incurred by the Pliant's development organization to complete the Project Letter work associated with the $9 million Manufacturing Absorption obligation transferred from the Manufacturing Agreement to the R & D Agreement. Conversion Costs include but are not limited to: engineering and project management resources, project build and qualification resources, travel, and service expenses.


                          B.   Pliant may elect to license Lucent's Voice
                             Frequency Data Enhancement ("VFDE") technology, on a non-exclusive basis, within forty-five (45) days of the effective date of this Amendment. The granting of such a non-exclusive license by Lucent shall be contingent upon the Parties' written agreement to mutually acceptable terms and conditions for such license. The Parties agree that such license for use of Lucent's VFDE technology in accordance with the terms of the license agreement shall, among other things, include a license fee to be negotiated by the Parties, but which fee shall in no event be more than $3.5 million.

                  Section 4. Continuing Obligations. Notwithstanding the provisions of Section 1 above regarding termination of the Manufacturing Agreement and PiPON Product Letter, the Parties shall have continuing obligations regarding

PiPON product already delivered to Lucent under the following provisions of the Manufacturing Agreement: Section 22, "Indemnity," Section 23, "Infringement,"
Section 39, "Repair Not Covered Under Warranty," Section 40.0, "Repair Procedures," Section 51.0, "Warranty," and under the following provisions of Product Letter #1 (the "PiPON" Product Letter): Section 14, "Warranty," Section 15, "Warranty Tracking," and Section 16, "Product Repair," which provisions are incorporated herein by reference. The obligations in Sections 39, 40 and 51 of the Manufacturing Agreement, and Sections 14, 15, 16 of the PiPON Product Letter shall continue for one (1) year from the effective date of this Amendment. The Parties agree that Materials required for product repair will be supplied by Lucent to Pliant. Pliant's fees for out of warranty repairs and No Trouble Found conditions are listed in Schedule B. The Parties agree that obligations contained in PiPON Product Letter, Section 11.4, "BBT and Lucent Obligations for Material", currently outstanding purchase orders from Lucent to Pliant, and currently outstanding invoices from Pliant to Lucent shall continue. In the event the Manufacturing Agreement and PiPON Product Letter contain conflicting terms, the terms of the PiPON Product Letter shall control. The obligations of Sections 22 and 23 of the Manufacturing Agreement shall survive the termination or expiration of this Amendment.


                  Section 5. Original Equipment Manufacturer's (OEM) Agreement. Lucent will at its sole discretion, and approval of Pliant, enter into an OEM Agreement with Pliant whereby Lucent may purchase Pliant's Pliant(TM)3000 Integrated Access Platform product and certain plug-ins ("the Products") subject to, among other things, satisfactory and timely completion by Pliant of the design and development of the Products, acceptable pricing of the Products by Pliant, the market demands of Lucent's customers, Lucent's strategic direction and the negotiation of mutually acceptable written terms and conditions in an OEM agreement. Upon execution of an OEM Agreement and upon prior written approval, the Parties will issue a press release or other public announcements relating to an OEM Agreement.

                  Section 6. Definitions. All capitalized terms in this Amendment which are not defined shall have the meaning set forth in the Manufacturing Agreement or the R&D Agreement, as the case may be.

                  Section 7. All terms and conditions of the R&D Agreement which are not specifically modified herein shall remain in full force and effect.


                  Section 8. Assignment of VFDE. The rights of Pliant, under this Amendment No. 2 to enter into a license with Lucent with respect to VFDE technology pursuant to Section 3B hereof and any such license that may be entered into, may not be assigned by Pliant to any third party. In the event that Pliant undergoes a Change of Control as such term is defined in Section
1.10 of the R&D Agreement, Pliant shall obtain Lucent's prior written consent to the assignment of any such right or license in connection with the Change of Control, it being understood that under no circumstances shall such right or license be assigned or otherwise transferred to a competitor of Lucent. In the event of a Change of Control involving a competitor of Lucent, Pliant's license to use VFDE technology, if any, shall immediately terminate and Pliant shall return to Lucent all proprietary information pertaining to VFDE.

                  Section 9. Simultaneously with the execution of this Amendment, and as a condition of execution of this Amendment, Pliant will deliver to Lucent a release executed by Pliant in the form attached as Schedule C and Lucent will deliver to Pliant a release executed by Lucent in the form attached Schedule D.

                  IN WITNESS WHEREOF, Lucent and Pliant have caused this Agreement to be executed by their duly authorized representatives.

        PLIANT SYSTEMS, INC.                                       LUCENT TECHNOLOGILES INC.

By:     Original signed by David E. Orr                   By:      Original signed by David W. Heard
        -----------------------------------------                  --------------------------------------------------

Name:   David E. Orr                                      Name:    David W. Heard
        -----------------------------------------                  --------------------------------------------------

Title:  President and CEO                                 Title:   Access Product Management Vice President
        -----------------------------------------                  --------------------------------------------------

Date:   January 6, 2000                                   Date:    January 6, 2000
        -----------------------------------------                  --------------------------------------------------

           Amendment 2 to Research and Development Services Agreement
                                   Schedule A


PROJECT LETTER 1 - PHASE 1
Scope of Work:
--------------
       *******************************************************************
*********************************************************************
PLIANT Deliverables:
-------------------
         - **********************************************
         - ***************************************************
         - ***********************************************
PLIANT Delivery Schedule:
------------------------
          ***************************************************************
                 **********************************************************
         ***************************************************************
Cost of Project:
---------------
***********

PROJECT LETTER 1 - PHASE 2
Scope of Work:
--------------
     ***************************************************************
       *****************************
PLIANT Deliverables:
-------------------
         - ************************************
         - **********************
PLIANT Delivery Schedule:
------------------------
          ************************************************************
             ******************
Cost of Project:
---------------
******

PROJECT LETTER 1 - PHASE 3
Scope of Work:
--------------
             ****************************************************************
               ********************************************
PLIANT Deliverables:
-------------------
         - ***************************************************************
             **************************************

PLIANT Delivery Schedule:
------------------------
          **************************************************************
Cost of Project:
---------------
         *************************

           Amendment 2 to Research and Development Services Agreement
                                   Schedule A


PROJECT LETTER 2
Scope of Work:
--------------
             **************************************************************
               ********************************************************
PLIANT Deliverables:
-------------------
         - **************************************************************
             **************
         *******************************
         - ****************************
PLIANT Delivery Schedule:
------------------------
          *************************************************************
Cost of Project:
---------------
         *****

PROJECT LETTER 3
Scope of Work:
--------------
          **************************************************************
PLIANT Deliverables:
-------------------
         - *************************************************************
               ************************************************
         - ************************************************************
PLIANT Delivery Schedule:
------------------------
         *****************************************************************
Cost of Project Letter:
----------------------
         ***************************

PROJECT LETTER 4
Scope of Work:
--------------
              **************************************************************
               **************************************************************
               ****
PLIANT Deliverables:
-------------------
         - ************************************
         - ************************************
         - ****************************************************************
PLIANT Delivery Schedule:
------------------------
         ***************************************************************
                 **********************************************************
Cost of Project:
---------------
***************************

           Amendment 2 to Research and Development Services Agreement
                                   Schedule A


PROJECT LETTER 5
Scope of Work:
--------------
              **************************************************************
               *************************************************************
               **************************************************************
               **************************************************************
               **************************************************************
               **********************************
PLIANT Deliverables:
-------------------
         ****************
PLIANT Delivery Schedule:
------------------------
         *****************************************************************
                          *****************************************
Cost of Project:
---------------
***************************

                                                                      Schedule B

                          LUCENT / PLIANT SYSTEMS, INC.
        AMENDMENT 2 TO RESEARCH & DEVELOPMENT SERVICES AGREEMENT PAYMENT
                           SCHEDULE AND REPAIR PRICES

                                  (IN MILLIONS)

                      PAYMENT DUE DATE / AMOUNT                                         DELIVERABLE DUE
----------------------------------------------------------------------          --------------------------------
PROJECT LETTER # 1-1                                                                       31-MAR-00
--------------------
                                   AMOUNT PAID TO DATE         $10.00
                                              1-JAN-00          $1.75
                                              1-APR-00          $0.75
                                      REMAINING AMOUNT          $2.50
                                                                -----
                                         PROJECT TOTAL         $12.50

PROJECT LETTER # 1-2                                                                       31-JUL-00
--------------------
                                   AMOUNT PAID TO DATE          $1.25
                                             31-JAN-00          $0.80
                                              1-APR-00          $0.75
                                      REMAINING AMOUNT          $1.55
                                                                -----
                                         PROJECT TOTAL          $2.80

PROJECT LETTER # 1-3                                                                       31-JUL-00
--------------------
                                   AMOUNT PAID TO DATE          $0.00
                                             31-JAN-00          $0.50
                                              1-APR-00          $0.10
                                             31-JUL-00          $0.40
                                                                -----
                                         PROJECT TOTAL          $1.00

PROJECT LETTER #2                                                                          31-DEC-00
-----------------
                                   AMOUNT PAID TO DATE          $0.00
                                             31-JAN-00          $0.45
                                             31-JUL-00          $0.50
                                             31-OCT-00          $0.50
                                             31-JAN-01          $2.60
                                              1-APR-01          $0.15
                                                                -----
                                         PROJECT TOTAL          $4.20

PROJECT LETTER #3                                                                   01-JAN-00 TO 31-DEC-01
-----------------
                                   AMOUNT PAID TO DATE          $0.00
                                             31-JAN-00          $0.15
                                              1-APR-00          $0.15
                                             31-JUL-00          $0.15
                                             31-OCT-00          $0.15
                                             31-JAN-01          $0.15
                                              1-APR-01          $0.15
                                             31-JUL-01          $0.30
                                                                -----
                                         PROJECT TOTAL          $1.20

PROJECT LETTER #4                                                                          30-SEP-01
-----------------
                                   AMOUNT PAID TO DATE          $0.00
                                             31-JAN-01          $1.00
                                              1-APR-01          $1.00
                                             31-MAY-01          $1.00
                                                                -----
                                         PROJECT TOTAL          $3.00

PROJECT LETTER #5                                                                             TBD
                                   AMOUNT PAID TO DATE          $0.00
                                             31-JAN-00          $1.10
                                             31-JUL-00          $1.70
                                             31-OCT-00          $1.10
                                              1-APR-01          $0.70
                                             31-MAY-01          $0.70
                                                                -----
                                         PROJECT TOTAL          $5.30

REMAINING AMOUNT: ALL                                          $18.75
PROJECTS                                                         PLUS
                                                           CONVERSION
                                                                COSTS

                               PRICES FOR REPAIRS

o   OUT OF WARRANTY REPAIRS: $150 PER HOUR PLUS MATERIALS.
o   LUCENT IS RESPONSIBLE FOR PROVIDING THE MATERIALS REQUIRED FOR REPAIR.
o FOR PURPOSES OF CLARIFICATION, OUT OF WARRANTY REPAIRS INCLUDES, BUT IS NOT LIMITED TO, DIAGNOSTICS, ASSEMBLY, AND TESTING PERFORMED BY PLIANT WHICH IS NOT ATTRIBUTABLE TO PLIANT'S WORKMANSHIP DEFECTS.
o NO TROUBLE FOUND FOR "IN WARRANTY" REPAIRS: $150 PER HOUR WITH A ONE-HOUR MINIMUM.
o   LUCENT IS RESPONSIBLE FOR ALL TRANSPORTATION COSTS.

                                                                      Schedule C
                                                                      ----------

                              PLIANT SYSTEMS, INC.
                         RELEASE AND COVENANT NOT TO SUE

                  TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT PLIANT SYSTEMS, INC., a Delaware corporation ("Pliant") previously known as BROADBAND TECHNOLOGIES, INC. (BBT"), on behalf of itself, its divisions, heirs, successors and assigns, its wholly owned subsidiaries and their respective divisions, heirs, successors and assigns, and all other persons that Plaint has the power and authority to bind through its execution of this Release and Covenant Not to Sue (herein, separately and collectively, the "Releasors"), in consideration of good and valuable consideration received from Lucent Technologies Inc., a Delaware corporation ("Lucent"), the receipt and sufficiency of which is hereby acknowledged, hereby release, acquit and forever discharge Lucent, each of Lucent's wholly owned subsidiaries, each of the above's respective officers, directors, employees, shareholders, agents and attorneys and the respective heirs, executors, administrators, successors and assigns of each of the foregoing (herein, separately and collectively, the "Releasees"), from any and all actions, complaints, causes of action, demands, damages, costs and expenses, liabilities, suits and claims, in law or in equity, whether now known or unknown, whether asserted or unasserted (collectively "Claims") arising out of or related to the Manufacturing Agreement between Lucent and BBT dated as of February 4, 1998 and Product Letter # 1 dated as of March 22, 1999 which the Releasors ever had, now have, or hereinafter can, shall or may have from the beginning of the world to the date of this Release (hereinafter collectively referred to as the "Released Claims"), except that such release, acquittal and discharge shall not apply to, and the Released Claims shall

                                                                      Schedule C
                                                                      ----------

not include, any Claims arising out of or related to Lucent's Continuing Obligations as defined in Section 4 of Amendment 2 to the Research and Development Services Agreement dated as of January 6, 2000.

                  Pliant represents and warrants that it has duly considered, approved and authorized this Release and Covenant Not To Sue, has taken all necessary actions for this Release and Covenant Not To Sue to be valid and binding and warrants that the execution of this Release and Covenant Not To Sue by the undersigned on behalf of Pliant duly binds and commits all Releasors.

                  Releasors covenant and agree that they will forever refrain from instituting, reinstating, maintaining or prosecuting any action or proceeding against Releasees upon any Claims, whether or not now or hereafter known, suspected or claimed which Releasors ever had, now have or hereafter can, shall or may have or allege against Releasees on account of any of the Released Claims.

                  Notwithstanding Section 1542 of the California Civil Code, which provides:

         "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor,"

this Release and Covenant Not to Sue shall constitute a full release in accordance with its terms. Pliant knowingly and voluntarily waives the provisions of Section 1542, if applicable, and any provisions of similar effect in the law of the State of Minnesota or federal law or statutes, if applicable, and acknowledges and agrees that this waiver is an essential part of this Release and Covenant Not To Sue. Pliant further acknowledges that this Release and Covenant Not To Sue has been negotiated and agreed to in light of such

                                                                      Schedule C
                                                                      ----------

possible damages, losses, fees, costs or expenses and that Pliant took that into account in agreeing to execute this Release and Covenant Not To Sue.

                  Releasors represent and warrant that Releasors have not sold, assigned, transferred, conveyed or otherwise disposed of any claim, demand or cause of action or any part thereof relating to any matter covered by this Release and Covenant Not To Sue and agree to indemnify Releasees against any and all claims by third persons resulting from any such sale, assignment, transfer, conveyance or other disposition.

                  This Release and Covenant Not To Sue shall not be altered or modified in any way except by written consent of authorized representatives of Releasors and Releasees.

                  This Release and Covenant Not To Sue shall be governed by the laws of the State of New Jersey.

                  IN WITNESS WHEREOF, RELEASORS have caused this Release to be executed by their duly authorized agent as of January 6, 2000.


                                           PLIANT SYSTEMS, INC.

                                   By:     Original signed by David E. Orr
                                           ----------------------------------

                                   Name:   David E. Orr
                                           ----------------------------------

                                   Title:  President and CEO

                                                                      Schedule D
                                                                      ----------

                            LUCENT TECHNOLOGIES INC.
                         RELEASE AND COVENANT NOT TO SUE

                  TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT LUCENT TECHNOLOGIES INC., a Delaware corporation ("Lucent"), on behalf of itself, its divisions, heirs, successors and assigns, its wholly owned subsidiaries and their respective divisions, heirs, successors and assigns, and all other persons that Lucent has the power and authority to bind through its execution of this Release and Covenant Not to Sue (herein, separately and collectively, the "Releasors"), in consideration of good and valuable consideration received from Pliant Systems, Inc., a Delaware corporation ("Pliant") previously known as Broadband Technologies Inc. ("BBT"), the receipt and sufficiency of which is hereby acknowledged, hereby release, acquit and forever discharge Pliant, each of Plaint's wholly owned subsidiaries, each of the above's respective officers, directors, employees, shareholders, agents and attorneys and the respective heirs, executors, administrators, successors and assigns of each of the foregoing (herein, separately and collectively, the "Releasees"), from any and all actions, complaints, causes of action, demands, damages, costs and expenses, liabilities, suits and claims, in law or in equity, whether now known or unknown, whether asserted or unasserted (collectively "Claims") arising out of or related to the Manufacturing Agreement between Lucent and BBT dated as of February 4, 1998 and Product Letter # 1 dated as of March 22, 1999 which the Releasors ever had, now have, or hereinafter can, shall or may have from the beginning of the world to the date of this Release (hereinafter collectively referred to as the "Released Claims"), except that such release, acquittal and discharge shall not apply to, and the Released Claims shall not include, any Claims arising out of or related to Plaint's Continuing Obligations as defined in
Section 4 of Amendment 2 to the Research and Development Services Agreement dated as of January 6, 2000.

                  Lucent represents and warrants that it has duly considered, approved and authorized this Release and Covenant Not To Sue, has taken all necessary actions for this Release and Covenant Not To Sue to be valid and binding and warrants that the execution of this Release and Covenant Not To Sue by the undersigned on behalf of Lucent duly binds and commits all Releasors.

                  Releasors covenant and agree that they will forever refrain from instituting, reinstating, maintaining or prosecuting any action or proceeding against Releasees upon any Claims, whether or not now or hereafter known, suspected or claimed which Releasors ever had, now have or hereafter can, shall or may have or allege against Releasees on account of any of the Released Claims.

                  Notwithstanding Section 1542 of the California Civil Code, which provides:

         "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor,"

this Release and Covenant Not to Sue shall constitute a full release in accordance with its terms. Lucent knowingly and voluntarily waives the provisions of Section 1542, if applicable, and any provisions of similar effect in the law of the State of Minnesota or federal law or statutes, if applicable, and acknowledges and agrees that this waiver is an essential part of this Release and Covenant Not To Sue. Lucent further acknowledges that this Release and Covenant Not To Sue has been negotiated and agreed to in light of such possible damages, losses, fees, costs or expenses and that Lucent took that into account in agreeing to execute this Release and Covenant Not To Sue.

                  Releasors represent and warrant that Releasors have not sold, assigned, transferred, conveyed or otherwise disposed of any claim, demand or cause of action or any part thereof relating to any matter covered by this Release and Covenant Not To Sue and agree to indemnify Releasees against any and all claims by third persons resulting from any such sale, assignment, transfer, conveyance or other disposition.
                  This Release and Covenant Not To Sue shall not be altered or modified in any way except by written consent of authorized representatives of Releasors and Releasees.
                  This Release and Covenant Not To Sue shall be governed by the laws of the State of New Jersey.

                  IN WITNESS WHEREOF, RELEASORS have caused this Release to be executed by their duly authorized agent as of January 6, 2000.

                                  Lucent Technologies Inc.

                          By:     Original signed by David W. Heard
                                  -------------------------------------------

                          Name:   David W. Heard
                                  -------------------------------------------

                          Title:  Access Product Management Vice President